UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2015

ActiveCare, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53570 (Commission File Number)	87-0578125 (IRS Employer Identification No.)

1365 West Business Park Drive, Orem, Utah 84058
(Address of principal executive offices)

(877) 219-6050
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2015, ActiveCare, Inc., a Delaware corporation (the "Registrant") announced the resignation of Michael Z. Jones as the interim Chief Executive Officer ("CEO").  Mr. Jones' resignation is not due to any disagreement with the Registrant or any officer or director of the Registrant. ActiveCare is entering a new phase of development and as such the Registrant and Mr. Jones mutually agreed on the resignation. Mr. Jones' responsibilities as interim CEO will be assumed by other members of the Registrant’s senior leadership and the Board of Directors of Registrant until a new CEO is engaged by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActiveCare, Inc.

By:	/s/ Marc C Bratsman
Marc C Bratsman Chief Financial Officer

Date: March 6, 2015